UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LIFETIME BRANDS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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LIFETIME BRANDS, INC.

1000 Stewart Avenue

Garden City, New York 11530

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 11, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Lifetime Brands, Inc., a Delaware corporation (the “Company”), will be held at the office of the Company, 1000 Stewart Avenue, Garden City, New York 11530 on Thursday June 11, 2009, at 10:30 a.m., local time, for the following purposes:

(1)	To elect a board of eight directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company;

(3)

To approve an amendment to the Company’s 2000 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for which awards may be granted under the plan by 1,000,000 to 3,500,000; and

(4)	To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

Stockholders of record at the close of business on April 20, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s office, 1000 Stewart Avenue, Garden City, New York 11530, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

By Order of the Board of Directors,

/s/ Sara Shindel

Sara Shindel

Secretary

Garden City, New York

April 30, 2009

THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

LIFETIME BRANDS, INC.

1000 Stewart Avenue

Garden City, New York 11530

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 20, 2009 are entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying Proxy shall be mailed to stockholders on or about May 5, 2009.

THE MEETING

On April 20, 2009 there were 11,989,724 shares of the Company’s common stock, $.01 par value, issued and outstanding. Each share of the Company’s common stock entitles the holder thereof to one vote on each matter submitted to a vote of stockholders at the Meeting.

All shares of common stock represented by properly executed proxies will be voted at the Meeting in accordance with the directions marked on the proxies, unless such proxies have previously been revoked. If no directions are indicated on such proxies, they will be voted for the election of each nominee named under Election of Directors, for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and for the amendment to the Company’s 2000 Long-Term Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock available for which awards may be granted under the Plan by 1,000,000 to 3,500,000. If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally.

VOTE REQUIRED FOR APPROVAL

A majority of the Company’s outstanding shares of common stock represented at the Meeting, in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Assuming a quorum is present, (1) the affirmative vote of a plurality of the shares so represented is necessary for the election of directors, (2) the affirmative vote of a majority of the shares so represented is necessary to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and (3) the affirmative vote of a majority of the shares so represented is necessary to approve the amendment to the Plan to increase the number of shares of the Company’s common stock available for which awards may be issued under the Plan by 1,000,000 to 3,500,000.

If a stockholder, present in person or by proxy, abstains on a matter, such stockholder’s shares of common stock, although included in the quorum, will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote “against” the matter.

Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from the owners. If specific instructions are not received, brokers may not vote to approve the amendment to increase the number of shares of the Company’s common stock available for which awards may be issued under the Plan by 1,000,000 to 3,500,000, resulting in a broker non-vote. Broker non-votes are not considered as part of the quorum for voting purposes on this proposal. Accordingly, a broker non-vote will have the effect of reducing the number of required affirmative votes for this proposal since a majority of the shares represented at the Meeting is required for approval of this proposal.

PROXY SOLICITATION

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. The Company has retained Mellon Investor Services LLC, a proxy solicitation firm, at an estimated cost of $7,500 plus reimbursement of expenses to assist in soliciting proxies from brokers, banks, nominees, and institutional holders.  Mellon Investor Services LLC may solicit votes personally or by telephone, mail or other electronic means.

It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at the request of the Company. In addition to the solicitation of proxies by the use of the mails, officers and other employees of the Company may solicit proxies by telephone without being paid any additional compensation. The Company will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission (“SEC”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 20, 2009 (except where otherwise noted) based on a review of information filed with the SEC and the Company’s stock records with respect to (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each Director or nominee for a directorship of the Company, (iii) each executive officer of the Company, and (iv) all Directors, nominees and executive officers as a group.

Name and Address	Number of Shares Beneficially Owned*		% of Shares Beneficially Owned*
DIRECTORS AND EXECUTIVE OFFICERS (1)
Jeffrey Siegel	1,170,076	(2)	9.76
Craig Phillips	851,270	(3)	7.08
Ronald Shiftan	111,414	(4)	†
Laurence Winoker	15,000	(5)	†
Cherrie Nanninga	12,515	(6)	†
William Westerfield	11,515	(7)	†
Sheldon Misher	11,515	(8)	†
Michael Jeary	6,515		†
David Dangoor	5,145		†
John Koegel	4,601		†
All directors and executive officers as a group (10 persons)	2,199,566	(9)	18.31

Name and Address	Number of Shares Beneficially Owned*		% of Shares Beneficially Owned*
5% SHAREHOLDERS
Norma M. Cohen 133 Everit Avenue, Hewlett Bay Park, New York 11557	1,008,840	(10)	8.41
Robeco Investment Management, Inc. 909 Third Avenue, New York, New York 10022	979,370	(11)	8.17
Dimensional Fund Advisors LP 1299 Ocean Avenue, Santa Monica, California 90401	915,055	(12)	7.63
Bruce Cohen 1 Evans Drive, Brookville, New York 11545	763,922	(13)	6.37
Laura Miller 1312 Harbor Road, Hewlett Harbor, New York 11598	702,300	(13)	5.86
Jodie Glickman 1233 Beech Street—Unit 35, Atlantic Beach, New York 11509	684,661	(13)	5.71
Goldman Capital Management, Inc. 320 Park Avenue, New York, New York 10022	660,633	(14)	5.51
Jovian Holdings, LLC 303 East 17th Avenue, Suite 1080, Denver, Colorado 80203	656,909	(15)	5.48
Reich & Tang Asset Management, LLC 600 Fifth Avenue, New York, New York 10020	678,900	(16)	5.66

Notes:

(*)

Calculated on the basis of 11,989,724 shares of common stock outstanding on April 20, 2009. Pursuant to the regulations of the SEC, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares. Each person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants, and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person.

(1)	The address of such individuals is c/o the Company, 1000 Stewart Avenue, Garden City, New York 11530.

(2)

Consists of: (i) 1,165,564 shares owned directly by Mr. Siegel, (ii) 3,502 shares issuable upon the exercise of options which are exercisable within 60 days and (iii) 1,010 shares of common stock owned by Mr. Siegel’s wife.

(3)

Consists of: (i) 784,392 shares owned directly by Mr. Phillips, (ii) 28,278 shares held by an irrevocable trust for the benefit of Mr. Phillips and (iii) 38,600 shares issuable upon the exercise of options which are exercisable within 60 days.

(4)	Includes 85,569 shares issuable upon the exercise of options which are exercisable within 60 days.

(5)	Consists of shares issuable upon the exercise of options which are exercisable within 60 days.

Notes (continued):

(6)	Includes 6,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(7)

Consists of: (i) 3,597 shares held directly by Mr. Westerfield, (ii) 2,918 shares held in a revocable trust for the benefit of Mr. Westerfield’s wife, Ann D. Westerfield, and (iii) 5,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(8)	Includes 5,000 shares issuable upon the exercise of options which are exercisable within 60 days.

(9)	Includes 158,671 shares issuable upon the exercise of options which are exercisable within 60 days.

(10)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of December 31, 2006 held by Norma M. Cohen.

(11)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of December 31, 2008 held by Robeco Investment Management, Inc., a Delaware corporation.

(12)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of December 31, 2008 held by Dimensional Fund Advisors LP, a Delaware limited partnership.

(13)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities held by Bruce Cohen, Laura Miller and Jodie Glickman as of November 23, 2005.

(14)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of January 29, 2009 held by Goldman Capital Management, Inc., a New York corporation.

(15)	Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of December 30, 2008 held by Jovian Holdings, LLC, a Delaware limited liability company.

(16)

Based on the Schedule 13G filed with the SEC reporting beneficial ownership of the Company’s securities as of December 31, 2008 held by Reich & Tang Asset Management, LLC, a Delaware limited liability company.

(†)	Less than 1% of outstanding shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of eight directors is to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following nominees have been recommended by the Board. Each of the nominees is a current Director of the Company. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the eight persons named below, unless the proxy contains contrary instructions:

Name	Age	Position	Director of the Company Since
Jeffrey Siegel	66	Chairman of the Board of Directors, Chief Executive Officer and President	1967
Ronald Shiftan	64	Vice Chairman of the Board of Directors and Chief Operating Officer	1984
Craig Phillips	59	Senior Vice-President—Distribution and Director	1973
David Dangoor	59	Director	2007
Michael Jeary	62	Director	2005
John Koegel	57	Director	2008
Cherrie Nanninga	60	Director	2003
William Westerfield	77	Director	2004

Jeffrey Siegel is Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Siegel has held the position of Chairman of the Board since June 2001 and the position of Chief Executive Officer since December 2000. Mr. Siegel is also a director of Grupo Vasconia, S.A.B. (“Vasconia”), a manufacturer and distributor of aluminum disks, cookware and related items, in which the Company has a 29.99% equity ownership. Vasconia’s capital stock is traded on the Bolsa Mexicana de Valores, S.A. de C.V., the Mexico Stock Exchange, under the symbol VASCONI.MX. In addition, Mr. Siegel is Chairman of the Board of Directors of the International Housewares Association.

Ronald Shiftan was elected Vice Chairman of the Board of Directors in November 2004 and has been Chief Operating Officer since June 2005. From October 2002 to November 2004, Mr. Shiftan served as a consultant to the Company. Mr. Shiftan is also a director of Vasconia. From September 1998 to January 2002, Mr. Shiftan was Deputy Executive Director of The Port Authority of New York and New Jersey. In addition, Mr. Shiftan is a director of the Rumson-Fair Haven Bank & Trust Company. Mr. Shiftan has been a director of the Company since 1984.

Craig Phillips has been Senior Vice-President—Distribution since July 2003. Prior to 2008, Mr. Phillips also held the position of Secretary from 1973 to May 1, 2008. Mr. Phillips also held the position of Vice-President—Manufacturing from 1973 to 2003. Mr. Phillips has been a director of the Company since 1973.

David Dangoor has been President of Innoventive Partners LLC, a firm that provides consulting services in the fields of strategic planning, marketing and public relations, since 2002. Prior thereto, over a period of 27 years, Mr. Dangoor held various senior executive positions in several countries at Philip Morris/Altria Group. Mr. Dangoor is also the Chairman of the Board of Directors of BioGaia AB, a public Swedish bio-tech company that develops and markets pro-biotic solutions through food concepts and supplements, a member of the Board of Directors of Lorillard, Inc., a member of the Board of Directors of ICP Solar Technologies, Inc., a public company that develops, manufactures and markets solar cells and solar cell based products and building materials, and a member of the Advisory Board of the Denihan Hospitality Group, including the Affinia lifestyle hotels and the luxury Benjamin and James Hotels.

Michael Jeary has been President and Chief Executive Officer of Partners + Jeary, an advertising agency, since 2006. From 1998 to 2006, Mr. Jeary was President and Chief Operating Officer of Della Femina Rothschild Jeary and Partners, an advertising agency, and most recently was Vice Chairman. Mr. Jeary is on the New York Board of the American Association of Advertising Agencies.

John Koegel has been a principal of Jo-Tan, LLC, a retail consulting company, for the past five years.

Cherrie Nanninga has been the Chief Operating Officer of the New York Tri-State Region of CB Richard Ellis, Inc., a commercial real estate firm, since 2002. For 23 years prior thereto, Ms. Nanninga was employed by The Port Authority of New York and New Jersey where she most recently served as Deputy Chief Financial Officer and Director of Real Estate.

William Westerfield is retired. From 1965 to 1992 he was an audit partner at Price Waterhouse LLP an independent public accounting firm. Mr. Westerfield currently serves as a director and as a member of the audit, compensation, nominating and corporate governance committees of Gymboree Corporation, an international children’s apparel retailer, and as a director and member of the audit committee of West Marine, Inc., a boating supply retailer.

The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other person or persons as the Board may nominate.

The Board recommends that stockholders vote FOR the election of the nominated directors. Signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of the Company’s directors and executive officers as of December 31, 2008:

Name	Age	Position
Jeffrey Siegel	66	Chairman of the Board of Directors, Chief Executive Officer and President
Ronald Shiftan	64	Vice Chairman of the Board of Directors and Chief Operating Officer
Craig Phillips	59	Senior Vice-President—Distribution and Director
Laurence Winoker	52	Senior Vice-President—Finance, Treasurer and Chief Financial Officer
David Dangoor	59	Director
Michael Jeary	62	Director
John Koegel	57	Director
Sheldon Misher	68	Director
Cherrie Nanninga	60	Director
William Westerfield	77	Director

Laurence Winoker has been the Company’s Senior Vice-President – Finance, Treasurer and Chief Financial Officer since July 2007. Prior thereto, Mr. Winoker was Senior Vice-President, Controller and Treasurer of MacAndrews & Forbes Holdings Inc., a holding company with controlling interests in a diversified portfolio of public and private companies and during 2003 was Senior Vice-President, Treasurer and Controller of Revlon, Inc.

Sheldon Misher has been counsel in the New York office of McCarter & English, a law firm headquartered in Newark, New Jersey, since October 2001. Mr. Misher chose not to stand for reelection in 2009 due to personal reasons.

All of the Company’s officers are elected annually by the Board and hold office at the pleasure of the Board and serve until their successors are elected and qualified.

See Election of Directors for biographies of Directors.

CORPORATE GOVERNANCE

BOARD INDEPENDENCE

The Board has determined that David Dangoor, Michael Jeary, John Koegel, Sheldon Misher, Cherrie Nanninga and William Westerfield are independent directors under the listing standards of The NASDAQ Stock Market, LLC. Jeffrey Siegel, Ronald Shiftan and Craig Phillips are employees of the Company and are not considered to be independent directors.

CODE OF CONDUCT AND BUSINESS ETHICS

The Company has adopted a Code of Conduct that applies to all of its directors, officers (including its chief executive officer, chief financial officer and controller) and employees. On an annual basis, written acknowledgement of understanding and compliance is required of all directors, officers and employees. A copy of the Company’s Code of Conduct will be furnished to any stockholder, without charge, upon written request to the Senior Vice-President—Finance of the Company.

BOARD MEETINGS

The Board held nine meetings during the fiscal year ended December 31, 2008. John Koegel was elected a director of the Company on October 30, 2008; Mr. Koegel attended two meetings of the Board in 2008.

BOARD AND COMMITTEE ATTENDANCE

All of the directors (other than Mr. Koegel who had not then been elected a director) attended the Company’s 2008 Annual Meeting of Stockholders. Directors are expected, but not required, to attend the 2009 Annual Meeting of Stockholders. The Board holds meetings on at least a quarterly basis, and more often if necessary to fulfill its responsibilities.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

Stockholders who wish to communicate with members of the Board, including the independent directors, individually or as a group, may send correspondence to them in care of the Secretary at the Company’s principal office, 1000 Stewart Avenue, Garden City, New York 11530. Alternatively, the directors may be contacted via e-mail at BoardofDirectors@lifetimebrands.com.

BOARD NOMINATION PROCESS

The directors of the Company are elected annually by the stockholders of the Company. They serve until the next annual meeting of the stockholders of the Company or until their successors have been duly elected and qualified or until their earlier resignation or removal.

In 2008, the Company did not have a standing nominating committee or committee performing similar functions. Instead, the Board as a whole acted as a nominating committee.

Nominating Committee

In March 2009, the Board established a formal Nominating Committee. The Nominating Committee is composed of all of the Company’s independent directors; John Koegel (Chair), David Dangoor, Michael Jeary, Sheldon Misher, Cherrie Nanninga and William Westerfield.

The Nominating Committee has the following responsibilities:

•

To evaluate the qualifications of candidates for Board membership and, following consultation with the Chief Executive Officer, recommend to the Board nominees for open or newly created director positions;

•	To consider nominees recommended by stockholders as long as such recommendations are received at least 120 days before the stockholders meet to elect directors;

•

To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board, and submit to the Board on an annual basis a report summarizing its conclusions regarding these matters;

•	To provide an orientation and education program for Directors; and

•	To perform such other duties as the Board may assign to the Committee.

The complete text of the Nominating Committee charter is set forth as Appendix A to this Proxy Statement.

AUDIT COMMITTEE

The Audit Committee is composed of three directors, each of whom is independent, as required by the Audit Committee charter and the listing requirements for The NASDAQ Stock Market, LLC and the SEC rules. The current members are William Westerfield (Chair), Michael Jeary and Cherrie Nanninga. The Board has determined that William Westerfield is an “audit committee financial expert,” as defined by the SEC rules. The Audit Committee held seven meetings during 2008.

The Audit Committee, among other things, regularly:

•	Considers the qualifications of and appoints the independent accountants of the Company and reviews the activities of the Company’s independent accountants;

•

Reviews and approves audit fees and fees for non-audit services rendered or to be rendered by the independent accountants, and reviews the audit plan and the services rendered or to be rendered by the independent accountants for each year and the results of their audit for the previous year;

•	Evaluates the Company's organization and its internal controls, policies, procedures and practices to determine whether they are reasonably designed to:

•	Provide for the safekeeping of the Company’s assets; and

•	Assure the accuracy and adequacy of the Company’s records and financial statements;

•	Reviews the activities of the Company’s internal audit function, including approving the internal audit plan and budget;

•	Reviews the Company’s financial statements and reports;

•	Monitors compliance with the Company’s internal controls, policies, procedures and practices;

•	Undertakes such other activities as the Board from time to time may delegate to it.

The complete text of the Audit Committee charter is set forth as Appendix B to this Proxy Statement.

COMPENSATION COMMITTEE

The Compensation Committee is composed of four directors, each of whom is independent. The current members are Cherrie Nanninga (Chair), David Dangoor, Michael Jeary and Sheldon Misher. The Compensation Committee held thirteen meetings during 2008.

The purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to executive as well as non-executive compensation. The principal duties and responsibilities of the Compensation Committee include: (i) reviewing and approving compensation principles that apply generally to the Company’s employees, (ii) establishing and reviewing corporate goals and objectives relevant to the compensation of the Chief Executive Officer and Chief Operating Officer, and (iii) reviewing, based primarily on the evaluations and recommendations of the Chief Executive Officer and Chief Operating Officer, the performance of the other executive officers of the Company. The Compensation Committee is also responsible for the administration of the Company’s 2000 Incentive Bonus Compensation Plan and the Company’s 2000 Long-Term Incentive Plan.

The complete text of the Compensation Committee charter was set forth as an Appendix to the Company’s 2007 Proxy Statement.

GOVERNANCE COMMITTEE

The Governance Committee is composed of four directors. The current members are Sheldon Misher (Chair), Michael Jeary, Cherrie Nanninga and Ronald Shiftan. The Governance Committee held one meeting during 2008.

The Governance Committee develops and makes recommendations to the Board regarding governance principles applicable to the Company. The Governance Committee’s principal duties and responsibilities include assessing the structure of the committees of the Board, developing and recommending corporate governance guidelines and developing and recommending procedures for the evaluation and self-evaluation of the Board.

STRATEGIC PLANNING COMMITTEE

The Strategic Planning Committee is composed of four directors. The current members are Michael Jeary (Chair), David Dangoor, Cherrie Nanninga and Jeffrey Siegel. The Strategic Planning Committee held five meetings in 2008.

The Strategic Planning Committee provides assistance to the Board in fulfilling its responsibilities to the stockholders of the Company with respect to: (i) monitoring and informing the Board of developments, trends and new discoveries that may provide opportunities for the Company to achieve its goals by improving operations, profitability and stockholder value; (ii) reviewing and recommending to the Board, for its approval, long-term business objectives and plans developed by management; (iii) overseeing development of a strategic plan and (iv) monitoring implementation of the strategic plan.

EXECUTIVE SESSIONS

The independent directors meet at regularly scheduled executive sessions without members of management present.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company reviewed and discussed the consolidated financial statements of the Company and its subsidiaries that are set forth in the Company’s 2008 Annual Report to Stockholders and in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 with management of the Company and Ernst & Young LLP, the independent registered public accounting firm of the Company.

The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, which includes, among other items, matters relating to the conduct of an audit of the Company’s financial statements and the adequacy of internal controls.

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Rule 3256 of the Public Company Accounting Oversight Board, Communications Concerning Independence, and discussed with Ernst & Young LLP that firm’s independence from the Company. The Committee concluded that the provision by Ernst & Young LLP of non-audit services, including tax preparation services, to the Company is compatible with its independence.

Based on the review and discussions with management of the Company and Ernst & Young LLP referred to above, the Audit Committee recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2008 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s 2008 Annual Report to Stockholders.

April 30, 2009

The Audit Committee
William Westerfield - Chair
Cherrie Nanninga
Michael Jeary

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company’s compensation program historically has been designed to attract, reward, and retain capable executives and to provide incentives for the attainment of short-term performance objectives and strategic long-term performance goals. A number of key principles guide management and the Compensation Committee in determining compensation for hiring, motivating, rewarding, and retaining executive officers who create both short and long-term stockholder value for the Company. The Company believes that a significant amount of compensation must be linked to measurable success in business performance. A strong link between compensation and performance provides incentives for achieving short and long-term financial and business objectives and increasing the value of the Company’s common stock, thereby increasing value to the Company’s stockholders. Management and the Compensation Committee also believe that it must set compensation at levels that will be competitive with the compensation offered by those companies against whom the Company competes for executive talent so that the Company continues to attract and retain talented and experienced executives.

In an effort to balance the need to retain executive talent yet motivate executives to achieve superior performance, management and the Compensation Committee adopted a compensation philosophy that contains both fixed and variable elements of compensation.

The named executive officers (“NEOs”) in this Proxy Statement are:

Jeffrey Siegel	Chairman of the Board of Directors, Chief Executive Officer and President
Ronald Shiftan	Vice Chairman of the Board of Directors and Chief Operating Officer
Craig Phillips	Senior Vice-President—Distribution and Director
Laurence Winoker	Senior Vice-President—Finance, Treasurer and Chief Financial Officer

ROLE OF THE COMPENSATION COMMITTEE

The purpose of the Compensation Committee is to assist the Board of Directors of the Company in fulfilling its responsibilities relating to executive as well as non-executive compensation. The principal duties and responsibilities of the Compensation Committee include:

(i)	Reviewing and approving compensation principles that apply generally to the Company’s employees;

(ii)

Establishing and reviewing corporate goals and objectives relevant to the compensation of the Chief Executive Officer and Chief Operating Officer, evaluating their performances in light of the established goals and objectives, and approving their annual compensation;

(iii)	Reviewing the corporate goals and objectives established by the Chief Executive Officer and Chief Operating Officer relevant to the compensation of the other NEOs; and

(iv)

Reviewing, based primarily on the evaluations and recommendations of the Chief Executive Officer and Chief Operating Officer, the performances of such NEOs in light of the established goals and objectives.

The Compensation Committee also reviews the evaluation process and compensation structure for the other members of senior management of the Company. The Compensation Committee is also responsible for the administration of the Company’s 2000 Incentive Bonus Compensation Plan and the Company’s 2000 Long-Term Incentive Plan.

During 2008, the Company engaged Pearl Meyer & Partners, a leading executive compensation consulting firm, to assist it in evaluating its compensation philosophy and to develop relevant metrics by which to assure internal equity amongst employees and market parity. The engagement is ongoing.

SPECIFIC ELEMENTS OF NEO COMPENSATION

SALARY

Salary is intended to compensate the executive for performance of core job responsibilities and duties.

The salaries of Jeffrey Siegel and Ronald Shiftan are fixed by employment agreements that have been negotiated between Messrs. Siegel and Shiftan, respectively, and the Compensation Committee which are subject to annual increases based on changes in the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers for the New York Area. Each of Messrs. Siegel and Shiftan irrevocably waived his right to the foregoing increase for fiscal 2009.

In determining Mr. Siegel’s compensation, the Compensation Committee took into account Mr. Siegel’s long-standing executive role in the Company, his extensive knowledge of and experience in the Housewares industry and his role in directing the growth of the Company. The Compensation Committee views Mr. Siegel as one of the significant leaders in the Housewares industry. The Compensation Committee also reviewed compensation being paid to other chief executive officers having the depth of experience, knowledge and industry awareness possessed by Mr. Siegel.

In determining Mr. Shiftan’s compensation, the Compensation Committee took into account his significant role in structuring and implementing the Company’s acquisition strategy. The Compensation Committee also considered Mr. Shiftan’s role in assisting Mr. Siegel in various aspects of the Company’s business.

The salaries of Craig Phillips and Laurence Winoker were initially based on standard employment agreements. Annual increases for Craig Phillips are determined by Jeffrey Siegel and Ronald Shiftan based on performance which is reviewed by the Compensation Committee. Pursuant to his employment agreement, Mr. Winoker’s annual increases are based on changes in the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers for the New York Area. Mr. Winoker irrevocably waived his right to the foregoing increase for fiscal 2009.

CASH BONUSES

Mr. Siegel and Mr. Shiftan receive cash bonuses based on set formulas pursuant to their respective employment agreements that are based generally on either increases in operating income or net income as more fully described below under the Summary Compensation Table. Messrs. Siegel and Shiftan are presently engaged in negotiations with the Compensation Committee with respect to modifying the cash bonus provisions of their respective employment agreements. Both Messrs. Siegel and Shiftan have indicated the possibility of agreeing to cap or otherwise modify the amounts payable to them, respectively. There can be no assurance that any agreement will be reached with either Mr. Siegel or Mr. Shiftan with respect to modifying the cash bonus provisions of their respective employment agreements.

Mr. Phillip’s bonus is discretionary. Mr. Winoker is entitled to receive a bonus, based on a target bonus of 40% of his base salary, determined based on performance objectives set forth in writing at the beginning of each calendar year during the term of the agreement. The Company did not grant bonuses in 2008.

STOCK OPTIONS

The Compensation Committee granted certain incentive stock options and non-qualified stock options to Jeffrey Siegel, Ronald Shiftan and Laurence Winoker in connection with their entering into their respective employment agreements. In addition, each NEO who is in a position to contribute significantly to the Company’s success, generally receives stock options once a year based on his performance. The option grants are approved by the Compensation Committee.

In 2009, Mr. Siegel and Mr. Shiftan irrevocably and voluntarily cancelled options to purchase 250,000 shares of the Company’s common stock and 350,000 shares of the Company’s common stock, respectively, that were granted pursuant to their employment agreements, in order to increase the shares available for which awards may be granted under the Company’s 2000 Long-Term Incentive Plan.

OTHER COMPENSATION

The Company maintains a defined contribution 401(k) plan for all employees including the NEOs and matches 50% of employee contributions up to 4% of each employee’s eligible compensation. The Company suspended its matching contributions effective January 1, 2009 as an expense savings measure.

The Company offers perquisites that it believes are customary and reasonable, such as Company paid automobile expenses, and with respect to Messrs. Siegel and Shiftan, reimbursement or payment of certain insurance expenses, and with respect to Jeffrey Siegel, the reimbursement of certain legal expenses.

In 2006, Mr. Siegel’s other compensation included a $350,000 payment made to Mr. Siegel pursuant to his previous employment agreement.

The following chart shows each of the above elements of compensation as a percentage of total compensation received by the NEOs for 2008, 2007 and 2006:

		Major Elements of Each NEO’s Compensation as a Percentage of Total Compensation				Total Compensation Per Summary Compensation Table
		% Salary	% Bonus	% Stock options	% Other compensation	Total $
Jeffrey Siegel	2008	42	―	52	6	$2,291,054
	2007	39	18	37	6	2,407,912
	2006	32	31	20	17	2,937,902
Ronald Shiftan	2008	90	―	―	10	$574,673
	2007	85	8	―	7	588,592
	2006	64	30	―	6	648,439
Craig Phillips	2008	79	―	16	5	$379,100
	2007	71	9	13	7	403,278
	2006	79	7	8	6	345,921
Laurence Winoker	2008	69	―	28	3	$444,363
	2007	53	22	23	2	271,813

ACCOUNTING AND TAX CONSIDERATIONS

Internal Revenue Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any of the corporation’s Chief Executive Officer and the named executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. The Company periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of an executive’s compensation to comply with certain exemptions in Section 162(m). However, the Company reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m), when the Company believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the executive officer’s performance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

April 30, 2009	The Compensation Committee
Cherrie Nanninga – Chair David Dangoor Michael Jeary Sheldon Misher

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of the Company’s NEOs:

Name and Principal Position	Year	Salary	Bonus	Option awards (1)	All other compensation	Total
Jeffrey Siegel (2) Chairman of the Board of Directors, Chief Executive Officer and President	2008	$959,658	$ ―	$1,199,993	$131,403	$2,291,054
	2007	933,840	442,000	899,167	132,905	2,407,912
	2006	937,869	889,000	599,444	511,589	2,937,902
Ronald Shiftan (3) Vice Chairman of the Board of Directors and Chief Operating Officer	2008	517,878	―	1,452	55,343	574,673
	2007	500,000	50,000	―	38,592	588,592
	2006	414,045	198,000	―	36,394	648,439
Craig Phillips (4) Senior Vice-President— Distribution and Director	2008	299,712	―	59,014	20,374	379,100
	2007	285,000	35,000	53,115	30,163	403,278
	2006	274,463	25,000	27,819	18,639	345,921
Laurence Winoker (5) Senior Vice-President—Finance, Treasurer and Chief Financial Officer	2008	308,294	―	123,356	12,713	444,363
	2007	144,231	60,000	61,575	6,007	271,813

Notes:

(1)

Represents the fair value of the stock options as determined under Statement of Financial Accounting Standards No. 123(R), Share-Based Payment that has been recognized as expense by the Company during 2008, 2007 and 2006. For information regarding the valuation of these options refer to Note I to the Company’s Consolidated Financial Statements for the year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

(2)

2008 – Consists of reimbursement of insurance of $100,000 (includes a gross-up payment to cover taxes of $40,000), Company paid automobile related expenses of $26,803 and a 401(k) matching contribution made by the Company of $4,600.

2007 – Consists of reimbursement of insurance of $100,000 (includes a gross-up payment to cover taxes of $40,000), Company paid automobile related expenses of $28,405 and a 401(k) matching contribution made by the Company of $4,500.

2006 – Consists of $350,000 due to Mr. Siegel pursuant to his previous employment agreement, reimbursement of insurance of $100,000 (includes a gross-up payment to cover taxes of $40,000), reimbursement of legal fees of $30,000, Company paid automobile related expenses of $27,589 and a 401(k) matching contribution made by the Company of $4,000.

Notes (continued):

(3)	2008 – Consists of reimbursement of insurance of $20,000, Company paid automobile related expenses of $30,743 and a 401(k) matching contribution made by the Company of $4,600.

2007 – Consists of reimbursement of insurance of $20,000, Company paid automobile related expenses of $14,092 and a 401(k) matching contribution made by the Company of $4,500.

2006 – Consists of reimbursement of insurance of $20,000, Company paid automobile related expenses of $12,394 and a 401(k) matching contribution made by the Company of $4,000.

(4)	2008 – Consists of Company paid automobile related expenses of $16,495 and a 401(k) matching contribution made by the Company of $3,879.

2007 – Consists of Company paid automobile related expenses of $25,451 and a 401(k) matching contribution made by the Company of $4,712.

2006 – Consists of Company paid automobile related expenses of $14,121 and a 401(k) matching contribution made by the Company of $4,518.

(5)	2008 – Consists of Company paid automobile related expenses of $11,289 and a 401(k) matching contribution made by the Company of $1,424.

2007 – Consists of Company paid automobile related expenses of $6,007.

Jeffrey Siegel

On May 2, 2006, Jeffrey Siegel entered into an employment agreement with the Company whereby the Company employed Mr. Siegel as its President and Chief Executive Officer for a five year term that commenced on January 1, 2006, with automatic renewals for additional consecutive one year periods unless terminated by either the Company or Mr. Siegel. The agreement provides for an annual salary of $900,000 with annual increments based on changes in the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers for the New York Area.

The employment agreement provides for the payment each year of: an annual cash performance bonus of 3.5% of the annual increase of the Company’s income before income taxes over the Company’s income before income taxes for the immediately prior year, as reported in the Company’s consolidated statements of income in its annual report excluding extraordinary items that appear on the audited financial statements as extraordinary items, and;

(i)

An annual cash performance bonus of 2.5% of the Company’s annual income before income taxes as reported in the Company’s consolidated statements of income in its annual report excluding extraordinary items that appear on the audited financial statements as extraordinary items (the “2.5% EIBIT Bonus”), and;

(ii)	To the extent that the Company has annual income before income taxes, 2.5% of an amount equal to the sum of his base salary and the 2.5% EIBIT Bonus.

Mr. Siegel is presently engaged in negotiations with the Compensation Committee with respect to modifying the cash bonus provisions of his employment agreement. Mr. Siegel has indicated the possibility of agreeing to cap or otherwise modify the amounts payable to him. There can be no assurance that any agreement will be reached with Mr. Siegel with respect to modifying the cash bonus provisions of his employment agreements.

Pursuant to the agreement, the total of Mr. Siegel’s base salary and the 2.5% EIBIT Bonus in any year shall not exceed $1,800,000.

On the date of the execution of the agreement, the Company also granted Mr. Siegel an option to purchase 250,000 shares of the Company’s common stock pursuant to the Company’s 2000 Long-Term Incentive Plan. On February 3, 2009, Mr. Siegel irrevocably and voluntarily cancelled the option.

Under Mr. Siegel’s previous employment agreement dated April 6, 2001, Mr. Siegel was due a payment of $350,000 by April 6, 2006. The Company did not make such payment by April 6, 2006. Pursuant to his current employment agreement, the amount was paid to Mr. Siegel, plus interest, in installments through January 1, 2008.

Upon execution of the employment agreement, the Company paid Mr. Siegel a signing bonus of $125,000.

The agreement also provides for other perquisites including Company paid automobile related expenses, the reimbursement of legal fees for financial, investment and/or tax advice, and the drafting of wills and trusts in connection with estate planning up to $10,000 during any twelve month period, reimbursement of legal fees related to the drafting of his employment agreement up to $20,000 and the reimbursement of insurance premiums paid by Mr. Siegel up to $60,000 per year plus a gross-up payment from the Company in an amount such that the net amount retained by Mr. Siegel, after the calculation and reduction for any Federal, state, and local income taxes and employment taxes on the gross-up payment, shall be equal to the additional life insurance policy income.

The agreement further provides for payments due to Mr. Siegel upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

Ronald Shiftan

On October 17, 2005, the Company entered into an employment agreement with Ronald Shiftan whereby the Company employed Mr. Shiftan as its Vice Chairman and Chief Operating Officer for a five year term commencing on July 1, 2005, with automatic renewals for additional one year periods unless terminated by either the Company or Mr. Shiftan and annual increases based on changes in the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers for the New York Area. Effective January 1, 2007, Mr. Shiftan’s employment agreement was amended to increase his annual salary to $500,000.

The employment agreement provides for an annual cash bonus to be received by Mr. Shiftan equal to 6% of the annual increase in the Company’s income before income taxes (excluding items that appear on the audited financial statements as extraordinary items and items that the Board of Directors, in its sole discretion, determines are outside of the ordinary course of business) over the prior year.

Mr. Shiftan is presently engaged in negotiations with the Compensation Committee with respect to modifying the cash bonus provisions of his employment agreement. Mr. Shiftan has indicated the possibility of agreeing to cap or otherwise modify the amounts payable to him. There can be no assurance that any agreement will be reached with Mr. Shiftan with respect to modifying the cash bonus provisions of his employment agreements.

Upon signing of the agreement, the Board of Directors of the Company granted Mr. Shiftan an option to purchase 350,000 shares of the Company’s common stock pursuant to the Company’s 2000 Long-Term Incentive Plan. The option expires five years from the date of grant. Under the original terms of the option, 25% of the option vested and became exercisable on October 6, 2005 with the remaining 75% of the option vesting and becoming exercisable ratably each quarter thereafter commencing on December 31, 2005 through June 30, 2010. On December 22, 2005, the Board of Directors of the Company approved the acceleration of the vesting of all unvested outstanding employee stock options including Mr. Shiftan’s option. As a result, Mr. Shiftan’s option to purchase 262,500 common shares, which otherwise would have vested and become exercisable ratably on a quarterly basis beginning December 31, 2005 became fully vested and immediately exercisable as of December 22, 2005. The purpose of accelerating the vesting of the option was to reduce the non-cash compensation expense that would be recorded in future periods following the Company’s adoption of Statement of Financial Accounting Standards No. 123(R) on January 1, 2006. In order to limit the personal benefit to Mr. Shiftan, as well as all other optionees, of fully vesting their options, the Board of Directors of the Company imposed restrictions on the sale or transfer of the shares underlying each of the options until the earlier of (a) the dates on which such option would have vested and become exercisable, without giving effect to such acceleration, or (b) the date of death of the optionee.

The agreement also provides for certain perquisites including Company paid automobile related expenses and the reimbursement of insurance premiums paid by Mr. Shiftan up to $20,000 per year.

The agreement further provides for payments due to Mr. Shiftan upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

Craig Phillips

On September 1, 2007, the Company entered into an employment agreement with Craig Phillips whereby the Company employed Mr. Phillips as the Company’s Senior Vice-President-Distribution. The agreement provided for an initial base annual salary of $275,000 and an annual bonus determined by the Compensation Committee of the Board of Directors, upon recommendation of the CEO’s and COO’s evaluation of Mr. Phillips’ performance during each calendar year. The agreement also provides for certain perquisites including fringe benefits and Company paid automobile related expenses.

Mr. Phillip’s employment agreement further provides for payments due to Mr. Phillips upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

Laurence Winoker

On June 28, 2007, the Company entered into an employment agreement with Laurence Winoker, whereby the Company employed Mr. Winoker as the Company’s Senior Vice-President of Finance, Treasurer and Chief Financial Officer for a three year term commencing on July 2, 2007 with automatic renewals thereafter for additional one year periods unless terminated by either Mr. Winoker or the Company. The agreement provides for a base salary of $300,000 with annual increases based on changes in the Bureau of Labor Statistics Consumer Price Index for New York-Northern New Jersey-Long Island, NY-NJ-CT-PA and an annual performance bonus, with a target of 40% of his base salary, based on performance objectives set forth in writing at the beginning of each calendar year during the term of the agreement.

In connection with the agreement, the Company also granted Mr. Winoker an option to purchase 75,000 shares of the Company’s common stock pursuant to the Company’s 2000 Long-Term Incentive Plan.

Mr. Winoker’s employment agreement further provides for payments due to Mr. Winoker upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

GRANTS OF PLAN BASED AWARDS FOR THE FISCAL YEAR

ENDED DECEMBER 31, 2008

The following table sets forth information regarding grants of stock based compensation to the NEOs for 2008:

Name	Grant date	Number of securities underlying options	Exercise or base price of option awards (1)	Grant date fair value of stock and option awards
Jeffrey Siegel	November 10, 2008	15,000(2)	$4.60	$1.26
Ronald Shiftan	November 10, 2008	15,000(3)	4.60	1.27
Craig Phillips	November 10, 2008	5,000(4)	4.60	1.32
Laurence Winoker	November 10, 2008	5,000(4)	4.60	1.32

Notes:

(1)	Represents the closing price of the Company’s common stock on the respective grant dates.

(2)	This option vests in equal quarterly installments through December 31, 2010 and expires on the tenth anniversary of the grant date.

(3)	This option vests in equal quarterly installments through June 30, 2010 and expires on the tenth anniversary of the grant date.

(4)	These options vest in equal yearly installments over four years commencing on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

The above stock options were granted pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”). Under the Plan, up to 2,500,000 shares of the Company’s common stock may be subject to outstanding awards granted by the Board of Directors of the Company, or a duly appointed committee thereof, to directors, officers, employees, consultants and service providers to the Company and its affiliates in the form of stock options or other equity-based awards. As of December 31, 2008, the shares available for which awards may be issued under the Plan were 11,031.

In 2009, Mr. Siegel and Mr. Shiftan irrevocably and voluntarily cancelled options to purchase 250,000 shares of the Company’s common stock and 350,000 shares of the Company’s common stock, respectively, that were granted pursuant to their employment agreements, in order to increase the shares available for which awards may be granted under the Plan.

OPTION EXERCISES FOR THE FISCAL YEAR ENDED

DECEMBER 31, 2008

There were no options exercised by the NEOs during 2008.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

The following table sets forth the outstanding equity awards held by the NEOs at December 31, 2008:

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Jeffrey Siegel	250,000	(1)			$29.96	May 1, 2011
			15,000	(2)	4.60	November 9, 2018
Ronald Shiftan	75,000	(3)			5.55	December 5, 2011
	5,000	(4)			8.55	August 12, 2013
	1,000	(4)			20.09	June 8, 2014
	350,000	(5)			24.23	October 16, 2010
			15,000	(6)	4.60	November 9, 2018
Craig Phillips	25,000	(7)			7.72	June 30, 2013
	6,400	(8)	9,600	(8)	29.96	May 1, 2016
	2,000	(8)	8,000	(8)	22.46	May 6, 2013
			5,000	(7)	4.60	November 9, 2018
Laurence Winoker	15,000	(8)	60,000	(8)	20.81	July 1, 2017
			5,000	(7)	4.60	November 9, 2018

Notes:

(1)

One-third of this option vested on December 31, 2006, and the balance vested quarterly in eight equal installments thereafter commencing on March 31, 2007. On February 3, 2009, Mr. Siegel irrevocably and voluntarily cancelled this option. No agreement, including an agreement to issue a new option or other consideration, was entered into with Mr. Siegel in connection with his voluntary cancellation of this option.

(2)	This option vests quarterly through December 31, 2010 commencing on November 10, 2008.

(3)	This option was granted to Mr. Shiftan when Mr. Shiftan was a non-employee director of the Company. The option vested ratably over two years.

(4)	These options were granted to Mr. Shiftan when Mr. Shiftan was a non-employee director of the Company. The options became exercisable immediately upon grant.

(5)

The vesting of this option was accelerated on December 22, 2005 and the option became fully vested on that date. The purpose of accelerating the vesting of the option was to reduce the non-cash compensation expense that would be recorded in future periods following the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment on January 1, 2006. Upon acceleration, restrictions were placed on the sale or transfer of the shares underlying this option until the earlier of (a) the date on which such option would have vested and become exercisable under the option’s original terms, or (b) the optionee’s death. On February 3, 2009, Mr. Shiftan irrevocably and voluntarily cancelled this option. No agreement, including an agreement to issue a new option or other consideration, was entered into with Mr. Shiftan in connection with his irrevocable and voluntary cancellation of this option.

(6)	This option vests quarterly through June 30, 2010 commencing on November 10, 2008.

(7)	These options vest 25% a year over four years commencing on the first anniversary of the date of grant.

(8)	These options vest 20% a year over five years commencing on the first anniversary of the date of grant.

POTENTIAL PAYMENTS UPON TERMINATION

OR CHANGE IN CONTROL

The employment agreements that the Company has entered into with each of the NEOs require the Company to provide for certain payments to these individuals in the event of termination of their employment or a change in control of the Company. The following table shows estimated payments that would have been made to each of the Company’s NEOs under their existing contracts under various scenarios involving a termination of employment or a change in control of the Company, assuming that each individual’s employment was terminated or a change in control of the Company had occurred on December 31, 2008 and using the closing market price of the Company’s common stock as of December 31, 2008:

Payment	Jeffrey Siegel	Ronald Shiftan	Craig Phillips	Laurence Winoker

Upon termination as a result of disability
Cash Severance	$—	$—	$—	$154,147
Awarded but unpaid bonus	—	—	—	—
Accrued vacation	—	—	—	—
	$—	$—	$—	$154,147

Upon termination as a result of death
Cash Severance	$—	$—	$—	$—
Awarded but unpaid bonus	—	—	—	—
Accrued vacation	—	—	—	—
	$—	$—	$—	$—

Upon termination by the Company for cause or by the executive without good reason
Awarded but unpaid bonus	$—	$—	$—	$—
Accrued vacation	—	—	—	10,679
	$—	$—	$—	$10,679

Payment	Jeffrey Siegel	Ronald Shiftan	Craig Phillips	Laurence Winoker

Upon termination without cause or by the executive for good reason as a result of a change in control of the Company
Cash Severance	$3,072,641	$—	$—	$308,294
Awarded but unpaid bonus	—	—	—	—
Health benefits	—	11,712	—	11,298
Accrued vacation	—	—	—	10,679
	$3,072,641	$11,712	$—	$330,271
All other involuntary terminations or by the executive for good reason (1)
Cash Severance	$2,621,697	$400,000	$299,712	$308,294
Awarded but unpaid bonus	—	—	—	—
Health benefits	22,596	11,712	—	11,298
Insurance reimbursement	200,000	—	—	—
Accrued vacation	—	—	—	10,679
	$2,844,293	$411,712	$299,712	$330,271

Notes:

(1)

Mr. Siegel is also entitled to receive these amounts upon a termination by the Company for good reason in connection with a change in control that is initiated by him, unless the closing price of the Company’s common stock on the date of the change in control is at least 20% greater than the closing price of the Company’s common stock on January 1, 2006. Upon any such termination in connection with a change in control, however, Mr. Siegel’s payments would be capped at $3,072,641 in order to entitle the Company to a deduction under Internal Revenue Code section 280G for the payments to Mr. Siegel and to prevent the imposition of excise taxes under Internal Revenue Code section 4999.

The amounts shown for each NEO do not include payments and benefits that do not discriminate in scope, terms or operation in favor of executive officers and that are available generally to all salaried employees.

Jeffrey Siegel

If prior to the expiration of the term of Jeffrey Siegel’s employment agreement, the Company terminates Mr. Siegel’s employment for reasons other than death, disability or cause or Mr. Siegel resigns from his employment for good reason (herein defined as an “Involuntary Termination”), Mr. Siegel is entitled to receive a severance payment. The severance payment is equal to one-thirty-sixth of Mr. Siegel’s prior three years’ total of salary and 2.5% EIBIT Bonus, multiplied by the number of months remaining in his term of employment under his employment agreement. The severance payment is payable as follows: a lump sum payment equal to the lesser of (a) the severance payment, and (b) an amount equal to the Change in Control (as defined below) severance payment (as described below), no later than thirty days after the date of the termination of employment, and if the Company has not within ninety days executed a definitive agreement to enter into a transaction the consummation of which would result in a Change in Control of the Company, the balance of the severance payment no later than ninety days after the date of the termination of employment. In addition to the severance payment, all of Mr. Siegel’s then-outstanding stock options would be immediately vested and exercisable upon Involuntary Termination. In the event of Mr. Siegel’s Involuntary Termination, he will also continue to participate on the same terms and conditions as are in effect immediately prior to his termination or resignation and at the Company’s expense in the Company’s health and medical plans until the end of the term of his employment agreement. In the event of Mr. Siegel’s death following his Involuntary Termination, but prior to the payment of his severance, the severance payment will be paid to Mr. Siegel’s beneficiary.

If the Company, within 90 days of the Involuntary Termination, executes a definitive agreement to enter into a transaction the consummation of which would result in a Change in Control of the Company and such transaction is actually consummated, Mr. Siegel will receive a Change in Control severance payment. For purposes of Mr. Siegel’s employment agreement, Change in Control means: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s issued shares or securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than 40% of the incumbent directors are directors who had been directors of the Company on the date twenty-four months prior to the date of the event that may constitute a Change in Control (for example, the current Board has eight directors, and a change of five incumbent directors would constitute a Change in Control); (iv) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Company representing at least 50 percent of the total voting power represented by the Company’s issued and outstanding shares.

If the Company undergoes a Change in Control, that was initiated, either directly or indirectly by Mr. Siegel and either (x) Mr. Siegel’s employment is thereafter terminated under circumstances that would constitute an Involuntary Termination or (y) Mr. Siegel undergoes an Involuntary Termination and within 90 days of the Involuntary Termination, the Company executes a definitive agreement to enter into a transaction the consummation of which would result in a Change in Control and such transaction is actually consummated, the termination of Mr. Siegel’s employment shall be treated as an Involuntary Termination. However, the preceding sentence will not apply in the event that the closing price of the Company’s common stock on the date of the Change in Control is at least 20% greater than the closing price of the Company’s common stock on January 1, 2006, the effective date of Mr. Siegel’s employment agreement.

If Mr. Siegel is entitled to receive a Change in Control severance payment, the Company will pay as severance to Mr. Siegel, not later than thirty days following the date of termination, a lump sum severance payment equal to 2.99 times the average of the annual compensation which was payable to Mr. Siegel by the Company and includible in Mr. Siegel’s gross income for Federal income tax purposes for the most recent five taxable years ending before the date on which the Change in Control occurs. Mr. Siegel’s annual compensation for the purpose of calculating this severance payment includes every type and form of compensation includible in Mr. Siegel’s gross income, including bonuses of any type and compensation income recognized as a result of Mr. Siegel’s exercise of stock options. In the event of Mr. Siegel’s death following a Change in Control, but prior to the payment of the Change in Control severance payment, the Change in Control severance payment will be paid to Mr. Siegel’s beneficiary.

Ronald Shiftan

If, prior to the expiration of the term of Ronald Shiftan’s employment under his employment agreement, the Company terminates Mr. Shiftan’s employment for any reason other than death, disability or cause or Mr. Shiftan resigns from his employment for good reason (hereinafter referred to as an “Involuntary Termination”), Mr. Shiftan is entitled to a lump sum severance payment equal to the lesser of $400,000 or his salary remaining to the end of the term of his employment under the employment agreement, plus any annual cash bonus as determined in accordance with his employment agreement to the date of his Involuntary Termination. In addition to the severance payment, all of Mr. Shiftan’s then-outstanding stock options would be immediately vested and exercisable upon Involuntary Termination. In the event of Mr. Shiftan’s Involuntary Termination, he will also continue to participate on the same terms and conditions as are in effect immediately prior to his termination or resignation and at the Company’s expense in the Company’s health and medical plans until the end of the term of his employment under his employment agreement. In the event of Mr. Shiftan’s death following his Involuntary Termination, but prior to the payment of his severance, the severance payment will be paid to Mr. Shiftan’s beneficiary.

If during the term of Mr. Shiftan’s employment under his employment agreement, the Company undergoes a Change in Control (as defined below) and such transaction is actually consummated, all of Mr. Shiftan’s then-outstanding stock options shall be immediately vested and exercisable and Mr. Shiftan will receive a Change in Control severance payment equal to the lesser of 2.99 times the average of Mr. Shiftan’s annual cash bonus and salary for the three years immediately preceding the Change in Control, or 1% of the Company’s market capitalization (the closing price of the Company’s common stock on the date the Change in Control is effected, multiplied by the number of shares of the Company’s common stock issued and outstanding on that date) in excess of $220,000,000, up to a maximum amount of $2,500,000. For purposes of Mr. Shiftan’s employment agreement, Change in Control means: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s issued shares or securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than 50% of the incumbent directors are directors who had been directors of the Company on the date twenty-four months prior to the date of the event that may constitute a Change in Control (for example, the current Board has eight directors, and a change of five incumbent directors would constitute a Change in Control); (iv) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s issued and outstanding shares. In the event of Mr. Shiftan’s death following a Change in Control, but prior to the payment of the Change in Control severance payment, the Change in Control severance payment will be paid to Mr. Shiftan’s beneficiary.

Craig Phillips

If, prior to the expiration of the term of Craig Phillip’s employment under his employment agreement, the Company terminates Mr. Phillip’s employment for cause, or in the case of Mr. Phillip’s death or termination due to disability, the Company will pay Mr. Phillip severance in an amount equal to:

(i)	His base salary for the period ending on the termination date.

(ii)	Payment for unused time bank days, as determined in accordance with Company time bank policy, as in effect from time to time.

(iii)

If the termination date occurs after the end of a fiscal year and prior to payment of an annual bonus earned by Mr. Phillip for such fiscal year, he will be paid the annual bonus for such fiscal year at the regularly scheduled time.

(iv)

Mr. Phillips and any of his dependents shall be eligible for medical continuation coverage under the provisions of section 4980B of the Internal Revenue Code or section 601 of the Employment Retirement Income Security Act to the extent required by applicable laws. All other benefits and perquisites otherwise provided under his employment agreement shall be discontinued on the agreement’s termination date.

If Mr. Phillips’s employment is terminated by the Company without cause, or Mr. Phillip resigns from his employment for good reason, in addition to the amounts listed above, the Company will continue to pay Mr. Phillip’s base salary for twelve months after the termination date.

Laurence Winoker

If, prior to the expiration of the term of Laurence Winoker’s employment under his employment agreement, the Company terminates Mr. Winoker’s employment without cause or Mr. Winoker resigns from his employment or the Company elects not to renew his employment agreement, the Company will pay Mr. Winoker severance equal to his annual base salary in effect at the date of termination for a period of twelve months in addition to any accrued paid leave, any vested pension, profit sharing, bonus and stock options. Upon any termination due to permanent disability, Mr. Winoker will receive an amount equal to his base salary for a period of six months. If Mr. Winoker’s employment is terminated by the Company due to a Change in Control, Mr. Winoker will receive: (i) a cash payment equal to 100% of Mr. Winoker’s annual base salary in effect at the effective date of the Change of Control; (ii) a cash payment equal to Mr. Winoker’s pro-rate bonus, if such bonus has been communicated to Mr. Winoker, in writing, prior to the effective date of the Change of Control; and (iii) the benefits set forth in Mr. Winoker’s employment agreement for a period of twelve months. In addition to the foregoing payments, all of Mr. Winoker’s then-outstanding stock options would be immediately vested and exercisable.

DIRECTOR COMPENSATION

The following table sets forth compensation paid to the Company’s independent directors for 2008:

Name	Fees earned or paid in cash	Stock awards (1)	Total
David Dangoor	$53,500	$30,000	$83,500
Michael Jeary	66,500	30,000	96,500
John Koegel	16,500	22,500	39,000
Sheldon Misher	56,500	30,000	86,500
Cherrie Nanninga	66,500	30,000	96,500
William Westerfield	64,500	30,000	94,500

(1)	Consists of restricted stock awards valued at the closing market price of the Company’s common stock on the date of grant.

The following table sets forth the aggregate number of restricted shares and shares issuable upon the exercise of stock options held by each independent director at December 31, 2008:

Name	Restricted Shares	Stock Options
David Dangoor	3,597	―
Michael Jeary	3,597	―
John Koegel	4,601	―
Sheldon Misher	3,597	5,000
Cherrie Nanninga	3,597	6,000
William Westerfield	3,597	5,000

The table of Security Ownership of Certain Beneficial Owners and Management sets forth the beneficial ownership of each director of the Company’s common stock at April 20, 2009.

Fees paid to the independent directors of the Company are based on the following schedule:

Board of Directors Annual Retainer
Cash	$25,000
Restricted common stock	30,000
Total	$55,000

Annual Retainer for Committee Chairs:
Audit Committee	$20,000
All other committees of the Board	5,000

Annual Retainer for Committee members:	$2,000

Fees for each meeting attended:
Board of Directors meeting	$2,000
Committee meetings	500

LIMITATION ON DIRECTORS AND OFFICERS LIABILITY

The Company’s Second Restated Certificate of Incorporation contains a provision which eliminates the personal liability of a director for monetary damages other than for breaches of the director’s duty of loyalty to the Company or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or violations under Section 174 of the Delaware General Corporation Law or for any transaction from which the director derived an improper personal benefit.

The Company has entered into indemnification agreements with each of its officers and directors which provide that the Company will indemnify the indemnitee against expenses, including reasonable attorney’s fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any civil or criminal action or administrative proceeding arising out of the performance of his or her duties as a director, officer, employee or agent of the Company. Such indemnification is available if the acts of the indemnitee were in good faith, if the indemnitee acted in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his or her conduct was unlawful.

The Company maintains directors and officers liability insurance policies. The policies insure the directors and officers of the Company against loss arising from certain claims made against such directors or officers by reason of certain wrongful acts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain relatives of Jeffrey Siegel, the Chairman of the Board of Directors, Chief Executive Officer and President of the Company, are employed by the Company or are retained by the Company to render services on behalf of it.

The compensation amounts as set forth below consist of salary and bonus.

Daniel Siegel, a son of Jeffrey Siegel, is employed by the Company as its Executive Vice-President—Sales. His compensation in 2008 was $324,427.

James Wells, a son-in-law of Jeffrey Siegel and the husband of Tracy Wells, is employed by the Company as its Executive Vice-President—Sales. His compensation in 2008 was $311,724.

Clifford Siegel, a son of Jeffrey Siegel, is employed by the Company as its Senior Vice-President—Global Supply Chain Management. His total compensation in 2008 was $234,653.

Tracy Wells, a daughter of Jeffrey Siegel and the wife of James Wells, from time-to-time provides legal services to the Company’s outlet stores division. She was paid a total of $12,555 in legal fees during 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Company, the SEC, and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During Fiscal 2008, to the best of the Company’s knowledge, with the exception of a Form 4 filing for William Westerfield that was required to be filed on July 18, 2007 that was filed on March 20, 2008 and a Form 4 filing for Evan Miller that was required to be filed on May 29, 2007 that was filed on June 6, 2007, all required reports were filed on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers and copies of Forms 3, 4 and 5 provided to the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2008. Ernst & Young has audited the Company’s financial statements since 1984.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

During 2008 and 2007, in addition to rendering audit services, Ernst & Young performed non-audit services for the Company. The following table sets forth fees paid to Ernst & Young for services provided in the years ended December 31, 2008 and 2007:

	2008	2007
Audit fees	$1,175,694	$1,206,613
Audit related fees	59,000	499,073
Tax preparation and consulting service fees	330,473	435,854
All other fees	1,995	2,716
Total	$1,567,162	$2,144,256

Audit fees

Included in 2008 audit fees are fees paid to Ernst & Young for Sarbanes-Oxley compliance and the statutory audit of the Company’s wholly-owned Puerto Rico subsidiary.

Included in 2007 audit fees are fees paid to Ernst & Young for Sarbanes-Oxley compliance, the Company’s private placement of Convertible Notes, the Company’s registration statement on Form S-3 filed with the SEC in connection with the Company’s private placement of Convertible Notes, the Company’s Form 8-K/A filed with the SEC in connection with the acquisition of Syratech Corporation, assistance related to a comment letter received from the SEC and the statutory audit of the Company’s wholly-owned Puerto Rico subsidiary.

Audit related fees

2008 audit related fees include fees paid to Ernst & Young for the audit of the Company’s 401(k) plan, and accounting consultations.

2007 audit related fees include fees paid to Ernst & Young for the audit of the Company’s 401(k) plan, and due diligence procedures performed in connection with the Company’s acquisition of Syratech Corporation.

All other fees

All other fees consist of fees paid to Ernst & Young for access to Ernst & Young’s online accounting research tool.

In making its appointment of Ernst & Young for 2009, the Audit Committee reviewed past audit, audit related and other non-audit services performed during 2008. In selecting Ernst & Young, the Audit Committee carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Ernst & Young.

Ernst & Young has confirmed to the Audit Committee that it is in compliance with all rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.

If the stockholders do not ratify this appointment, the Audit Committee will reconsider the appointment.

Representatives of Ernst & Young are expected to be present at the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions of stockholders.

The Audit Committee recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young.

PROPOSAL NO. 3

AMENDMENT OF THE COMPANY’S 2000 LONG-TERM INCENTIVE PLAN

Subject to stockholder approval, the Board of Directors has approved an amendment to the Company’s 2000 Long-Term Incentive Plan (the “2000 Plan”) to provide an aggregate limit on the number of shares of the Company’s common stock for which awards may be granted under the 2000 Plan of 3,500,000 (disregarding forfeited or cancelled awards). Prior to this amendment, the 2000 Plan provided that no more than 2,500,000 shares of the Company’s common stock could be subject to outstanding awards at any given time. As of December 31, 2008, awards for a total of 2,675,869 shares of the Company’s common stock had been granted under the 2000 Plan since its inception, of which 186,900 had been cancelled or forfeited. As a result, as of December 31, 2008, the number of shares available for which awards may be granted under the 2000 Plan was 11,031.

In February 2009, Jeffrey Siegel, the Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Ronald Shiftan, Vice Chairman of the Board of Directors and Chief Operating Officer of the Company, irrevocably and voluntarily cancelled options to purchase 250,000 shares and 350,000 shares, respectively, of the Company’s common stock that were granted pursuant to their respective employment agreements, in order to increase the shares available for which awards may be granted under the Company’s 2000 Long-Term Incentive Plan.

In April 2009, the Company granted options to purchase 382,000 shares of the Company’s common stock to certain employees of the Company. No option was granted to either Jeffrey Siegel or Ronald Shiftan.

Approval of the amendment would allow the Company to continue to use stock options (and other stock-based awards) as a means to attract, retain and motivate the Company’s key personnel.

The 2000 Plan, as proposed to be amended, is set forth as Appendix C to this Proxy Statement. The discussion of the 2000 Plan which follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached 2000 Long-Term Incentive Plan.

General

The purpose of the 2000 Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees and consultants of the Company and its parents and subsidiaries by increasing their ownership interests in the Company. Awards under the 2000 Plan may take the form of: (i) options to purchase shares of common stock, including incentive stock options (“ISOs”), non-qualified stock options or both; (ii) stock appreciation rights (“SARs”), whether in conjunction with the grant of stock options or independent of any such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of common stock. Awards granted under the 2000 Plan are generally not assignable or transferable except by the laws of descent and distribution.

As noted above, subject to stockholder approval, the 2000 Plan will limit the aggregate number of shares of Stock for which awards may be granted to 3,500,000. Awards made under the 2000 Plan which are forfeited, cancelled or have expired, will be disregarded for purposes of this limit.

The Compensation Committee, which administers the 2000 Plan, will have the authority, among other things, to: (i) select the directors, officers and other employees and consultants entitled to receive awards under the 2000 Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of common stock or units or rights covered by an award, provided that no individual may receive awards under the 2000 Plan in any one calendar year relating to more than 500,000 shares of common stock; and (iv) determine the terms and conditions of any awards granted under the 2000 Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provision or waiver thereof.

The flexible terms of the 2000 Plan are intended to, among other things, permit the Compensation Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (see below), such performance objectives shall be based solely on (i) annual return on capital, (ii) annual earnings or earnings per share, (iii) annual cash flow provided by operations, (iv) changes in annual revenues, (v) stock price and/or (vi) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration and geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The 2000 Plan may be amended, altered, suspended, discontinued, or terminated by the Board without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2000 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable.

Federal Tax Consequences

The following is a brief description of the Federal income tax consequences generally arising with respect to awards that may be granted under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to individuals who participate in the 2000 Plan.

The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired upon exercise of an option or other award, except that the Company will generally be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the 2000 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying common stock at the date of grant will qualify as such “performance-based compensation”. Subject to the approval of this proposal, the Company believes that other awards under the 2000 Plan, the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will also qualify as such “performance-based compensation”, although other awards under this plan may not so qualify.

The Company’s Board of Directors recommends that stockholders vote FOR this proposal with respect to the 2000 Plan.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before January 7, 2010, to be included in the Company’s proxy statement and proxy relating to that meeting.

OTHER MATTERS

The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Financial statements for the Company are included in the Annual Report of the Company for the fiscal year ended December 31, 2008, which accompanies this Proxy Statement.

Upon the written request of any person who on the record date was a record owner of common stock of the Company, or who represents in good faith that he or she was on such date a beneficial owner of common stock of the Company, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements and schedules, as filed with the SEC. Requests for this report should be directed to Laurence Winoker, Senior Vice-President – Finance, Treasurer and Chief Financial Officer, Lifetime Brands, Inc., 1000 Stewart Avenue, Garden City, New York 11530.

By Order of the Board of Directors,

/s/ Sara Shindel

Secretary

Dated: April 30, 2009

APPENDIX A

LIFETIME BRANDS, INC.

CHARTER

OF THE

NOMINATING COMMITTEE

OF THE

BOARD OF DIRECTORS

PURPOSE

The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Lifetime Brands, Inc. (the “Company”) assists the Board by evaluating the qualifications of candidates for Board membership and by performing such other duties as the Board may assign to the Committee.

MEMBERSHIP

The Committee will be composed of all the Company’s independent directors, meaning those directors who are independent of the management of the Company and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as Committee members. No person may be a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule of the United States Securities and Exchange Commission or any exchange on which shares of the common stock of the Company are traded.

MEETINGS

The Committee will meet at least once each year. The Committee will ask the Chief Executive Officer to attend such meetings and to provide such relevant information as the Committee may request. The Committee will keep written minutes of its meetings, which minutes will be recorded or filed with the books and records of the Company.

COMMITTEE RESPONSIBILITIES

The Committee will have the following responsibilities:

•

To evaluate the qualifications of candidates for Board membership and, following consultation with the Chief Executive Officer, recommend to the Board nominees for open or newly created director positions;

•	To consider nominees recommended by stockholders as long as such recommendations are received at least 120 days before the stockholders meet to elect directors;
•

To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board, and submit to the Board on an annual basis a report summarizing its conclusions regarding these matters;

•	To provide an orientation and education program for Directors; and
•	To perform such other duties as the Board may assign to the Committee.

The Committee will review this Charter not less often than annually and will recommend to the Board such changes therein as the Committee deems appropriate.

APPENDIX B

LIFETIME BRANDS, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Lifetime Brands, Inc. Corporation (the “Company”) serves as the representative of the Board for the general oversight of the Company’s accounting and financial reporting processes and the internal control environment established by management. Through its activities, the Committee seeks to facilitate open communication amongst Committee members, the Board, outside auditors, management and the internal auditor (or any third party engaged to carry out the internal audit function) by holding periodic meetings with these parties.

The Committee’s primary purpose is to provide oversight as to the integrity of the Company’s financial statements, the outside auditor’s qualifications and independence, and the performance of the Company’s internal and outside auditors. In carrying out its oversight responsibilities, the Committee does not itself prepare financial statements or plan or perform audits, and it is not the duty or responsibility of the Committee or its members to serve as auditors or to certify or provide other special or professional assurances with respect to the Company’s financial statements.

The Committee may delegate authority to one or more designated members of the Committee where appropriate, provided that any resulting decisions are presented at the following Committee meeting.

DUTIES AND RESPONSIBILITIES

Among other functions the Committee will:

1.

Determine, at least annually, the retention or replacement of the Company’s auditors (including the replacement of the lead and reviewing partners every five years and certain other audit partners after seven years), who will report directly to the Committee and who are ultimately accountable to the Board, as representatives of the stockholders of the Company.

2.	Review and approve the proposed scope and timing of each year’s audit plan and the proposed audit fee of the outside auditors.

3.

Review and pre-approve any permitted non-audit services and the fees for such services proposed to be provided by the outside auditors. Pre-approval of audit and non-audit services may be delegated to one or more Committee members who will report any resulting decisions at the following Committee meeting. In considering whether to pre-approve any non-audit services, the Committee will consider whether the provision of such services is compatible with maintaining the independence of the outside auditors.

4.	Resolve any disagreements between management and the outside auditors.

5.	Review, at least annually, the appointment, responsibilities, functions, performance and compensation of the internal auditor, including audit plans and results.

6.

Review with the outside auditors, the internal auditor and management, the audited financial statements and related opinion and costs of the audit of that year. In conferring with these parties, the Committee will:

a.   Review the letter and written disclosures from the outside auditors consistent with Rule 3256 of the Public Company Accounting Oversight Board, Communications Concerning Independence, including a formal written statement delineating all services provided and any relationships between the outside auditors and the Company; actively engage in dialogue with the outside auditors with respect to their independence and any disclosed services or relationships that may impact the independence and objectivity of the outside auditors; and take, or recommend that the Board take, appropriate action to oversee the outside auditors’ independence; and

b.   Consider the control environment, including the outside auditors’ judgment as to the Company’s accounting policies and the consistency of their application to the financial statements.

7.	Review with management and the outside auditors any material financial or non-financial arrangements that do not appear in the financial statements.

8.

Review with management and the outside auditors the accounting policies, alternative treatments of financial information that have been discussed, and any material written communications between the outside auditors and management.

9.

Review with management and the outside auditors, the Company’s annual financial statements prior to the distribution to the Company’s stockholders, and the filing with the SEC of the Company’s related Form 10-K report, and recommend to the Board whether such financial statements should be distributed to the Company’s stockholders and included in the Company’s Form 10-K report.

10.

Review with management and the outside auditors earnings press releases and interim financial results and reports prior to publication and distribution to the Company’s stockholders, and the filing with the SEC of the earnings press releases and the Company’s related Form 10-Q report.

11.	Review with management and the outside auditors the Company’s disclosure controls and procedures.

12.

Review periodic reports from the chief financial officer of significant accountant developments including emerging issues and the impact of accounting changes, where material, on the effectiveness of, or any deficiencies in, the design or operation of the Company’s system of internal controls for financial reporting, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and any report issued by the outside auditors regarding their and management’s assessment of the Company’s internal controls.

13.	Provide the Committee report required to be included in the Company’s annual proxy statement.

14.	Review and discuss with the Company’s counsel, and, if appropriate, other counsel such matters as may warrant the attention of the Committee.

15.	Review the Company’s hiring policy with respect to employees or former employees of the outside auditor.

16.	Review and approve related-party transactions.

17.	Oversee compliance with the Company’s Code of Conduct for its chief executive officer, senior financial officers, other personnel and the Board.

18.	Meet, at least annually, in separate executive session with the internal auditor and the outside auditors.

19.

Establish procedures, in conjunction with the Company’s counsel and internal auditor, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of any concerns regarding questionable accounting or auditing matters.

20.

Review with the outside auditors any audit problems or difficulties and management’s response, including disagreements with management, any adjustments noted by the outside auditor but not taken by management, communication between the audit team and their national office, and any management or internal control letters issued or proposed to be issued.

21.	Report to the Board any significant matters arising from the Committee’s work and provide minutes of Committee meetings.

22.	Review and reassess at least annually the adequacy of this charter.

MEMBERSHIP

The Committee will consist of at least three members appointed by the Board, including one member of the Committee as chairperson. Each member of the Committee will be an “independent” member of the Board and “financially literate”, and at least one Committee member will be qualified as a “financial expert.”

MEETING, INVESTIGATIONS AND OUTSIDE ADVISORS

The Committee will convene at least four times each year. It will endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with policies. The Committee will be given full access to the Company’s internal auditor, Chairman of the Board, executives, outside auditors and counsel. The Committee will have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and to retain such outside counsel, accounting and other professionals, experts and advisors as it determines appropriate to assist in the performance of any of its functions, including determining the fees to be paid and the other terms of engagement for such advisors.

APPENDIX C

2000 LONG-TERM INCENTIVE PLAN

(as proposed to be amended)

1.         Purpose. The purpose of this 2000 Long-Term Incentive Plan (the “Plan”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders.

2.         Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other StockBased Awards as are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” For purposes of the Plan, the following additional terms shall be defined as set forth below:

(a)        “Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

(b)        “Beneficiary” shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

(e)        “Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

(f)        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

(g)        “Full-Value Award” means any Award granted under the Plan other than (i) an Option that requires the Participant to pay (in cash, foregone cash compensation, or other consideration, other than the performance of services, designated as acceptable by the Committee) at least the Fair Market Value of the Stock subject thereto as determined on the date of grant of the Award or (ii) an SAR that is based solely on the appreciation of the Stock underlying the Award from the Fair Market Value of the Stock as determined on the date of grant of the Award.

(h)        “Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

(i)        “ISO” means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

(j)        “Parent” means any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

(k)        “Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

(l)        “Rule 16b3” means Rule 16b3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(m)       “Stock” means the Company’s common stock, and such other securities as may be substituted for Stock pursuant to Section 4.

(n)        “Subsidiary” means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries.

3.         Administration.

(a)        Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)       to select persons to whom Awards may be granted;

(ii)       to determine the type or types of Awards to be granted to each such person;

(iii)       to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)       to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v)        to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

(vi)       to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lockups and other transfer restrictions), may condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

(vii)      to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii)     to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)       to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

(x)        to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, (i) the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, (ii) a subcommittee of the Committee or the Board composed solely of two or more directors who are (a) “non-employee directors” of the Company as defined in Rule 16b-3(b)(3) under the Exchange Act and (b) “outside directors” within the meaning of Treasury Regulation section 1.162-27 under Code section 162(m), shall perform the functions of the Committee for purposes of granting awards to directors who are not employed by the Company, Parent or any Subsidiary, and (iii) the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

(b)        Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(c)        Limitation of Liability; Indemnification. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4.         Stock Subject to Plan.

(a)        Amount of Stock Reserved. The aggregate number of shares of Stock for which Awards may be granted under this Plan shall not exceed 3,500,000; provided, however, that no more than 5% of such authorized shares may be issued pursuant to Full-Value Awards that do not satisfy the vesting requirements set forth in Section 7(g) of the Plan. Awards made under this Plan which are forfeited (including a repurchase or cancellation of shares of Stock subject thereto by the Company in exchange for the price, if any, paid to the Company for such shares, or for their par value or other nominal value), cancelled or have expired, shall be disregarded for purposes of the preceding sentence. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.

(b)        Annual Per Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cashonly Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

(c)        Adjustments. In the event of any recapitalization, reclassification, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or any other extraordinary or unusual event affecting the outstanding Stock as a class, then the Committee shall equitably adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a) and 4(b), including shares reserved for ISOs, (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which the shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

5.         Eligibility. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

6.         Specific Terms of Awards.

(a)        General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

(b)        Options. The Committee is authorized to grant options to purchase Stock on the following terms and conditions (“Options”):

(i)        Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, such exercise price may not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the date of grant of such Option.

(ii)        Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)       Termination of Employment. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant’s termination of his employment relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment, it shall be exercisable only to the extent it was exercisable upon such termination of employment, and (y) if such termination of employment is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

(iv)       Sale of the Company. Upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a whollyowned Subsidiary of any corporation, all Options outstanding under the Plan shall terminate, unless such other corporation shall continue or assume the Plan as it relates to Options then outstanding (in which case such other corporation shall be treated as the Company for all purposes hereunder, and, pursuant to Section 4(c), the Committee of such other corporation shall make appropriate adjustment in the number and kind of shares of Stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Plan is not to be so assumed, the Company shall notify the Participant of consummation of such transaction at least ten days in advance thereof.

(v)        Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option.

(c)        Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights on the following terms and conditions (“SARs”):

(i)        Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

(ii)        Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a change in control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(d)        Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions (“Restricted Stock”):

(i)        Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

(ii)        Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(iii)       Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)       Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

(e)        Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions (“Deferred Stock”):

(i)        Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)        Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(f)        Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

(g)        Dividend Equivalents. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)        Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock-Based Awards”). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

7.         Certain Provisions Applicable to Awards.

(a)        Stand Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b)        Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(c)        Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

(d)        Rule 16b3 Compliance.

(i)        Six Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

(ii)        Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

(e)        Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

(f)        Performance Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance based Award subject to this Section 7(f), in order to qualify such Award as “qualified performance based compensation” within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected from among the following:

(1)	Annual return on capital;

(2)	Annual earnings or earnings per share;

(3)	Annual cash flow provided by operations;

(4)	Increase in stock price;

(5)	Changes in annual revenues; and/or

(6)

Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

(g)        Vesting for Full-Value Awards. Other provisions of the Plan notwithstanding, (i) no Full-Value Award issued under the Plan that is performance-based shall fully vest within one (1) year from the date of grant of such Full-Value Award, (ii) no Full-Value Award issued under the Plan that is service-based shall fully vest within three (3) years from the date of grant of such Full-Value Award, and (iii) the Committee may not waive such vesting periods except in the case of death, disability, retirement, change in control or termination without cause (the occurrence of any such event shall be determined by the Committee or the Board, as applicable); provided, however, the Committee or the Board may issue Full-Value Awards that are not subject to the restrictions set forth in this Section 7(g)(i) – (iii) so long as the aggregate number of such Full-Value Awards does not exceed the limit for such Awards as set forth in Section 4(a) of the Plan.

8.         General Provisions.

(a)        Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stoptransfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Companyimposed blackout periods).

(b)        Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant’s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

(c)        No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee’s employment or other person’s service at any time or with the right of the Board or stockholders to remove any director.

(d)        Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

(e)        Changes to the Plan and Awards.

(i)        The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). Notwithstanding the foregoing, the Board or the Committee may take any action (including actions affecting or terminating outstanding Awards) to the extent necessary for a business combination in which the Company is a party to be accounted for under the poolingofinterests method of accounting under Accounting Principles Board Opinion No. 16 (or any successor thereto). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

(ii)        Other provisions of the Plan notwithstanding, as to any Award granted as an Option to purchase shares of Stock or an appreciation right payable in Shares, the Committee is not authorized to subsequently reduce the applicable exercise price relating to such Award, or take such other action as may be considered a repricing of such Award under generally accepted accounting principles, without the prior approval of the Company’s stockholders.

(f)        No Rights to Awards; No Stockholder Rights. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

(g)        Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)        Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(i)        No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)        Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

(k)        Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until terminated by the Board; provided, however, that if approval of such adoption by the Company’s shareholders is not obtained within 12 months of the date of such adoption, the Plan shall terminate ab initio, and any Awards then outstanding shall be canceled.

Please Mark, Sign, Date, and Return the Proxy Promptly Using the Enclosed Envelope.

Please mark your votes as indicated in this example [X]

	FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS
1. ELECTION OF DIRECTORS	☐	☐	☐

Nominees:

01 Jeffrey Siegel
02 Ronald Shiftan
03 Craig Phillips
04 David Dangoor
05 Michael Jeary
06 John Koegel
07 Cherrie Nanninga
08 William Westerfield

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ____________________________________

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature ______________________ Signature ______________________ Date ____________

(Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

▲ FOLD AND DETACH HERE ▲

LIFETIME BRANDS, INC.

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PROXY

LIFETIME BRANDS, INC.

This Proxy is solicited on behalf of the Board of Directors

Jeffrey Siegel and Ronald Shiftan and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and act as proxy with respect to all shares of Common Stock, $.01 par value, of LIFETIME BRANDS, INC. standing in the name of the undersigned on the Company's books at the close of business on April 20, 2009, at the Annual Meeting of Stockholders to be held at 1000 Stewart Avenue, Garden City, NY 11530, at 10:30 A.M., local time, on June 11, 2009, or at any adjournment(s) or postponement(s) thereof, as follows on the reverse side.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

▲ **FOLD AND DETACH HERE** ▲

You can now access your* BNY Mellon Shareowner Services *account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for LIFETIME BRANDS, INC. now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

*****TRY IT OUT*****

www.bnymellon.com/shareowner/isd

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Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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